SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2003

WESTERN WIRELESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	000-28160	91-1638901

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E. Bellevue, Washington	98006

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(425) 586-8700

(Former Name or Former Address, if Changes Since Last Report)

ITEM 5. Other Events
ITEM 7. Exhibits
SIGNATURE
EXHIBIT 99.1

ITEM 5. Other Events

On February 13, 2003, Western Wireless Corporation (“Western Wireless”) issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing, among other things, its fourth quarter and full year 2002 financial results and recalculations of certain previously reported financial information.

The recalculated financial information set forth in the Press Release attached hereto as Exhibit 99.1 is now the historical financial information of Western Wireless with respect to such information and supercedes such information included in Western Wireless’s Quarterly Reports on Form 10-Q for each of the first three quarters in the fiscal year ended December 31, 2002.

ITEM 7. Exhibits

99.1	Press release dated February 13, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION

(Registrant)

Date: February 14, 2003	By:	/s/ Jeffrey A. Christianson

Jeffrey A. Christianson Senior Vice President and General Counsel